UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 15, 2009

CONFEDERATE MOTORS, INC.
 (Exact name of Registrant as specified in its charter)

Delaware	333-130858	26-4182621
(State or other jurisdiction Identification No.)	(Commission File Number)	(I.R.S. Employer incorporation)

2222 5th Avenue South, Birmingham, AL 35233
(Address of principal executive offices)
(Zip Code)

(205) 324-9888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i
On April 15, 2009, Barfield, Murphy, Shank & Smith, P.C. (“BMSS”) resigned as our independent registered public accounting firm. The Board of Directors (the “Board”) of Confederate Motors, Inc. (the “Company”) approved such resignation on April 15, 2009.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii
BMSS’s reports on the financial statements of Confederate Motor Company, Inc. for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

iv
In connection with the audit of the financial statements of Confederate Motor Company, Inc. for the years ended December 31, 2007 and 2006, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with BMSS’s opinion to the subject matter of the disagreement.

v
In connection with the audited financial statements of Confederate Motor Company, Inc. for the years ended December 31, 2007 and 2006, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided BMSS with a copy of this Current Report on Form 8-K and requested that BMSS furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from BMSS, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On April 15, 2009, the Board appointed Bartolomei Pucciarelli, LLC (“BP”) as the Company’s new independent registered public accounting firm. The decision to engage BP was approved by the Company’s Board of Directors on April 15, 2009.

ii
Prior to April 15, 2009, the Company did not consult with BP regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Barfield, Murphy, Shank & Smith, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 22, 2009	Confederate Motors, Inc.
	By:	/s/ H. Matthew Chambers
H. Matthew Chambers Chief Executive Officer